Exhibit 10.4.1

AMENDMENT NO. 1

TO

EMPLOYMENT AGREEMENT

This Amendment No. 1 (this “Amendment”), dated as of August _23_, 2012, is made by and between Sprouts Farmers Markets, LLC, a Delaware limited liability company (the “Company”), and Doug Sanders (the “Executive”).

WHEREAS, the Company and Executive are parties to an employment agreement dated as of April 18, 2011 (the “Employment Agreement”); and

WHEREAS, the parties desire to amend the Employment Agreement as provided below.

NOW, THEREFORE, in consideration of the promises and mutual agreements herein contained, the parties hereby agree as follows, in each case effective as of August 23, 2012:

1. Amendment to Section 1.1. Section 1.1 shall hereby be amended to read as follows:

During the Employment Period (as defined in Section 2 hereof), the Executive’s title shall be “President and Chief Executive Officer” of the Company.

2. Amendment to Section 1.2. The first sentence of Section 1.2 shall hereby be amended to read as follows:

The Executive shall have the executive and managerial powers and duties as may reasonably be assigned to the Executive from time to time by the Board of Managers (or successor governing body) of the Company (the “Board”); provided that such duties are commensurate with the reasonable and customary duties of a President and Chief Executive Officer of similarly situated companies in the Company’s industry.

3. Amendment to Section 3.1(a). Section 3.1(a) shall hereby be amended by replacing “$400,000” with “$500,000”.

4. Amendment to Section 3.2. Section 3.2 shall hereby be amended to add the following sentence to the end thereof:

For purposes of determining the Executive’s Annual Bonus for the 2012 fiscal year, his Base Salary shall be deemed to equal $500,000.

5. Amendment to Section 4.3(e). Clause (i) of Section 4.3(e) shall hereby be amended by replacing “President” with “President and Chief Executive Officer” each time it appears therein.

6. Amendment to Section 6.12. Section 6.12 shall hereby be amended so that notice to the Company shall be made to:

Sprouts Farmers Markets, LLC

11811 North Tatum Blvd., Suite 2400

Phoenix, Arizona 85028

Attention: General Counsel

Facsimile: (480) 339-5997

E-mail: brandonlombardi@sprouts.com

7. Counterparts. This Amendment may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

8. Ratification. All other provisions of the Employment Agreement remain unchanged and are hereby ratified by the Company and Executive.

IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the day and year first set forth above.

Sprouts Farmers Markets, LLC

By:	/s/ Amin Maredia
Name: Title:

Executive

By:	/s/ Doug Sanders
Doug Sanders

2